EXHIBIT 10.31.8


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                              DATED 17TH JUNE, 2004
                        (WITH EFFECT FROM 10TH MAY, 2004)

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                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

             UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)

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                            EIGHTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY

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                              BARLOW LYDE & GILBERT
                                   24TH FLOOR
                            NINE QUEEN'S ROAD CENTRAL
                                    HONG KONG

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


THIS DEED is made the 17th day of June, 2004 (but has effect from 10th May, 2004).

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").

WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" such expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Beneficiaries, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004 and 5th May, 2004 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The Borrowers have requested the Agent, and the Agent (in its capacity as the Issuer) has agreed in principle, to the amendment of the financial covenants and undertakings as hereinafter set out.

(G) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of


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


         Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in its entirety of Clause 4.2 of the Facility Agreement, and the substitution therefor with the following:

                  "4.2     LETTERS OF CREDIT

                           UPON THE REQUEST OF ANY BORROWER (CONTAINED IN A UTILISATION NOTICE), THE ISSUER MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, ISSUE ONE OR MORE DOCUMENTARY LETTERS OF CREDIT, OR GRANT TO THAT BORROWER ONE OR MORE IMPORT LOANS OR FINANCE ONE OR MORE DOCUMENTS AGAINST ACCEPTANCE (EACH A "LETTER OF CREDIT"), IN EACH CASE DENOMINATED IN US DOLLARS OR ANY FOREIGN CURRENCY AS THE ISSUER MAY AGREE, FOR THAT BORROWER'S ACCOUNT AND SUBJECT TO THE TERMS OF THIS AGREEMENT. WITHOUT PREJUDICE TO THE ISSUER'S OVERRIDING DISCRETION AS TO WHETHER TO ACCEPT OR TO REJECT ANY REQUEST FOR THE ISSUE OF A LETTER OF CREDIT:,

                           4.2.1   THE ISSUER  WILL NOT ISSUE ANY LETTER OF
                           CREDIT:

                                   (A) IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT, PLUS ALL COMMISSIONS, FEES AND CHARGES DUE FROM THE BORROWER IN CONNECTION WITH ITS ISSUE, WOULD CAUSE THE AMOUNT OF THE AVAILABLE FACILITY TO BE EXCEEDED AT SUCH TIME; OR

                                   (B) IF THE EXPIRY DATE OF THE LETTER OF CREDIT WOULD BE LATER THAN 364 DAYS FROM ITS DATE OF ISSUE; OR

                                   (C) IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT WHEN AGGREGATED WITH THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE VALUE OF ALL LETTERS OF CREDIT THEN IN ISSUE WOULD EXCEED US$25,000,000 (TWENTY FIVE MILLION US DOLLARS; OR

                          4.2.2 THE ISSUER WILL NOT FINANCE ONE OR MORE DOCUMENTS AGAINST ACCEPTANCE IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED FINANCING EXCEEDS 90% OF THE FACE AMOUNT OF THE UNDERLYING CONTRACT(S) OF SALE TO WHICH THE FINANCING RELATES,

                          UNLESS THE ISSUER HAS SPECIFICALLY AGREED WITH THE BORROWER THAT IT IS PREPARED TO DO SO."

         2.1.2 By the deletion in its entirety of Clause 4.8.3 (a) of the Facility Agreement, and the substitution therefor with the following:


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


                  "(A) SUBJECT TO SUB-CLAUSE (B) BELOW, 1% PER ANNUM ABOVE THE PRIME RATE OF BANK OF AMERICA (AS CONCLUSIVELY DETERMINED BY BANK OF AMERICA) FROM TIME TO TIME; OR"

         2.1.3 By the deletion in its entirety of Clause 10.4 of the Facility Agreement, and the substitution therefor with the following:

                  "10.4    FINANCIAL RATIOS

                           EACH OF THE BORROWERS SHALL ENSURE THAT, AT ALL TIMES, THE FINANCIAL CONDITION OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS), MEASURED ON A QUARTERLY BASIS, SHALL BE SUCH THAT:

                           10.4.1 TANGIBLE NET WORTH: TANGIBLE NET WORTH SHALL BE NOT LESS THAN THE FOLLOWING AMOUNTS ON THE FOLLOWING DATES:

                                    --------------------------------------------
                                    DATE                      TANGIBLE NET WORTH
                                    --------------------------------------------
                                    31ST MARCH, 2004          US$80,000,000
                                    30TH JUNE, 2004           US$80,000,000
                                    30TH SEPTEMBER,2004       US$80,000,000
                                    31ST DECEMBER,2004        US$80,000,000
                                    --------------------------------------------

                           10.4.2   FIXED  CHARGE  COVERAGE:  THE  RATIO OF
                                    (I)   EBITDA  TO  (II)  CASH   INTEREST
                                    EXPENSE  AS  AT  THE  FOLLOWING  DATES,
                                    CALCULATED  ON EACH SUCH DATE USING THE
                                    RESULTS  ON  THE  DATE  OF  THE  FISCAL
                                    QUARTER  SPECIFIED  BELOW  AND THE LAST
                                    DAY OF  EACH OF THE  THREE  IMMEDIATELY
                                    PRECEDING   FISCAL   QUARTERS,    SHALL
                                    EXCEED THE RATIO SPECIFIED BELOW:

                                    --------------------------------------------
                                    DATE                      RATIO
                                    --------------------------------------------
                                    31ST MARCH, 2004          0.25 : 1
                                    30TH JUNE, 2004           1.00 : 1
                                    30TH SEPTEMBER, 2004      1.25 : 1
                                    31ST DECEMBER 2004        2.00 : 1
                                    --------------------------------------------

                           10.4.3 TOTAL LEVERAGE RATIO: THE RATIO OF (I) TOTAL LIABILITIES TO (II) TANGIBLE NET WORTH ON THE DATES SPECIFIED BELOW SHALL NOT EXCEED THE CORRESPONDING RATIO SPECIFIED BELOW:

                                    --------------------------------------------
                                    DATE                      RATIO
                                    --------------------------------------------
                                    31ST MARCH, 2004          1.50 : 1
                                    30TH JUNE, 2004           1.60 : 1
                                    30TH  SEPTEMBER, 2004     1.60 : 1
                                    31ST DECEMBER, 2004       1.50 : 1
                                    --------------------------------------------

                           ALL AS CALCULATED BY REFERENCE TO THE ACCOUNTING INFORMATION (THE "RELEVANT ACCOUNTING INFORMATION") MOST RECENTLY DELIVERED UNDER THIS AGREEMENT BEING
                           (I) THE ANNUAL AUDITED FINANCIAL STATEMENTS DELIVERED UNDER CLAUSE 10.2.1 AND (II) EACH SET OF MANAGEMENT ACCOUNTS (AS CONSOLIDATED FOR THE RELEVANT FISCAL QUARTER) DELIVERED UNDER CLAUSE 10.2.2.


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


                           10.4.4 TO THE EXTENT THAT ANY FINANCIAL INFORMATION FOR THE CALCULATION OF THE FOREGOING FINANCIAL RATIOS IS IN MEXICAN PESOS, THE BORROWERS ACKNOWLEDGE THAT A FIXED EXCHANGE OF 11.202 MEXICAN PESOS TO 1 UNITED STATES DOLLARS SHALL BE APPLIED."

3.       GENERAL

3.1      The parties hereto hereby acknowledge and confirm that:-

         3.1.1 the terms of the Facility Agreement as varied and amended in accordance with this Deed of Variation shall remain in full force and effect; and

         3.1.2 neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement, any Security Document or any other Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

3.2 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

3.3 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.


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


THE BORROWERS


THE COMMON SEAL of            )
TARRANT COMPANY LIMITED       )
was hereunto affixed          )
in the presence of:           )


/S/ HENRY CHU
--------------------------
HENRY CHU, DIRECTOR

/S/ CHARLES LAI
--------------------------
CHARLES LAI, DIRECTOR/SECRETARY




THE COMMON SEAL of            )
MARBLE LIMITED                )
was hereunto affixed          )
in the presence of:           )


/S/ HENRY CHU
--------------------------
HENRY CHU, DIRECTOR

/S/ GRACE TAM
--------------------------
GRACE TAM, DIRECTOR/SECRETARY




THE COMMON SEAL of            )
TRADE LINK HOLDINGS LIMITED   )
was hereunto affixed          )
in the presence of:           )


/S/ HENRY CHU
--------------------------
HENRY CHU, DIRECTOR

/S/ GRACE TAM
--------------------------
GRACE TAM, DIRECTOR/SECRETARY


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


THE AGENT


SIGNED for and on behalf of   )
UPS CAPITAL GLOBAL            )
TRADE FINANCE CORPORATION     )
by:                           )
in the presence of:           )              /S/ ROBIN C. NIX
                                             ----------------------------------
                                                 ROBIN C. NIX,
                                                 U.S. COUNTRY MANAGER


--------------------------
WITNESS


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